Bay View Deposit Corporation
Bay View 2005 LJ-1 Owner Trust
For Payment Date: Dec 27, 2005
For Collection Period: November-05
For Determination Date: Dec 19, 2005
A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	38,600,000.00	62,600,000.00	64,100,000.00	66,800,000.00	8,335	232,100,000.00	232,100,000.00
(B) Beginning Balance	0.00	43,481,424.83	64,100,000.00	66,800,000.00	6,991	174,381,424.83	174,381,424.83
(C) Collections (Regular Payments)	0.00	2,314,040.82	0.00	0.00	n/a	2,314,040.82	2,314,040.82
(D) Withdrawal from Payahead (Principal)	0.00	849.12	0.00	0.00	n/a	849.12	849.12
(E) Collections (Principal Payoffs)	0.00	3,075,208.70	0.00	0.00	135	3,075,208.70	3,075,208.70
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	395,912.96	0.00	0.00	15	395,912.96	395,912.96
(G) Principal Reductions (Other)(Partial chg-off)	0.00	7,721.71	0.00	0.00	n/a	7,721.71	7,721.71
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	37,687,691.52	64,100,000.00	66,800,000.00	6,841	168,587,691.52	168,587,691.52

(J) Certificate Factor	0.000000%	60.203980%	100.000000%	100.000000%	82.075585%	72.635800%	72.635800%
Notional Principal Balance: Class I
(K) Beginning							119,849,420.71
(L) Reduction							5,793,733.31
(M) Ending							114,055,687.40

Notional Principal Balance: Companion Component
(N) Beginning							54,532,004.12
(O) Reduction							—
(P) Ending							54,532,004.12
B. CASH FLOW RECONCILIATION

TOTALS
(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS	6,510,470.78
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	23,665.35
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	849.12
(D) ADVANCES	7,653.34
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	178,924.61
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	6,721,563.20
C. TRUSTEE DISTRIBUTION

TOTAL
(A) TOTAL CASH FLOW	6,721,563.20
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	6,329.01
(E) SERVICING FEE (DUE AND UNPAID)	145,317.85
(F) Standby Servicing Fee (not to exceed $50,000)	5,086.12
(G) Owner Trustee Fee (not to exceed $25,000)	333.33
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	131,168.96
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	206,188.33
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	227,676.67
(L) Interest to “I” Certificate Holders, including Overdue	49,937.26
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	5,793,733.31
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	39,235.82
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	17,537.02

(W) EXCESS YIELD	99,019.52

BALANCE	0.00

D. SPREAD ACCOUNT

SPREAD
ACCOUNT
(A) BEGINNING BALANCE	8,965,134.92
(B) ADDITIONS TO SPREAD AMOUNT	0.00
(C) INTEREST EARNED	27,321.80
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

(H) ENDING BALANCE	8,992,456.72

(I) REQUIRED BALANCE	8,850,853.80

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	141,602.92

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE
(A) 61-90	16	371,551.04
(B) 90+ days	6	178,739.80

(C) TOTAL	22	550,290.84

F. REPOSSESSIONS

	NUMBER	BALANCE
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	11	290,189.06
(B) AGGREGATE REPOSSESSIONS	72	2,025,068.53
(C) UNLIQUIDATED REPOSSESSIONS	12	337,007.71

G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE		2,068.07
(B) DEPOSIT		0.00
(C) WITHDRAWAL		849.12

(D) ENDING BALANCE		1,218.95

PERFORMANCE TEST
H. DELINQUENCY RATIO (61+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	550,290.84	168,587,691.52	0.3264%
(B) 1ST PREVIOUS	471,800.78	174,381,424.83	0.2706%
(C) 2ND PREVIOUS	462,813.46	180,012,980.66	0.2571%

(D) THREE MONTH ROLLING AVERAGE	494,968.36	174,327,365.67	0.2847%

J. CUMULATIVE NET LOSS RATE

	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	403,634.67
(B) Aggregate Cram Down Losses during period	—
(C) Less: Recoveries (current month)	178,924.61
(D) Prior Period Adjustment	—
(E) Net Losses current period	224,710.06
(F) Prior Period cumulative net losses	1,138,172.35
(G) Cumulative Net Losses (current period)	1,362,882.41	232,100,000.00	0.59%
K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed .75% of Original Pool Balance)	456,095.21	168,587,691.52	0.27%
L. LOCKBOX TEST

	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	3,499,886.84	6,094
(B) Total Payments (Current Month)	6,689,395.39	6,727
(C) Lockbox Payment Percentage		90.59%
M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)	50,000,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)	6,329,748
(C) Monthly BVAC net worth (at least $20MM)	63,151,163

N. WAC-Weighted Average Coupon	8.10%
O. WAM-Weighted Average Maturity	66.60
P. TRIGGERS

	Trigger Level	Actual Level	In Compliance?
(A) Average Delinquency Ratio	0.75%	0.28%	Yes
(B) Cumulative Net Loss	0.85%	0.59%	Yes
(C) Extension Rate	0.75%	0.27%	Yes
(D) Lockbox Test	85.00%	90.59%	Yes

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo	DATE:

Kevin Rieke Bay View Acceptance Corp		John Okubo Bay View Acceptance Corp